SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 2, 2003

Commission	Exact Name of Registrant	I.R.S. Employer
File Number	as Specified in its Charter	Identification No.

1-11607	DTE Energy Company
	(a Michigan corporation)	38-3217752
2000 2nd Avenue
Detroit, Michigan 48226-1279
313-235-4000

1-2198	The Detroit Edison Company
	(a Michigan Corporation)	38-0478650
2000 2nd Avenue
Detroit, Michigan 48226-1279
313-235-8000

1-7310	Michigan Consolidated Gas Company
	(a Michigan Corporation)	38-0478040
500 Griswold Street
Detroit, Michigan 48226
313-965-2430

SIGNATURE
Exhibit Index
Earnings Release of DTE Energy
Slide Presentation of DTE Energy Company, 5/2/03

Item 7.    Exhibits

99.1	Earnings Release of DTE Energy Company, dated May 2, 2003, including reconciliation and representations required by Regulation G.

99.2	Slide presentation of DTE Energy Company, dated May 2, 2003.

Item 9.    Information Provided Under Item 12 (Results of Operations and Financial Condition)

                 DTE Energy Company is furnishing the Securities and Exchange Commission (SEC) with its earnings release issued May 2, 2003 announcing financial results for the quarter ended March 31, 2003. This information is provided to the SEC under Item 12 of Form 8-K. A copy of the press release and slide presentation are furnished as Exhibits 99.1 and 99.2 to this report and contain the reconciliation and representations required by the SEC's Regulation G.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: May 2, 2003	DTE ENERGY COMPANY
(Registrant)

/s/ Daniel G. Brudzynski

Daniel G. Brudzynski
Vice President and Controller

THE DETROIT EDISON COMPANY
(Registrant)

/s/ Daniel G. Brudzynski

Daniel G. Brudzynski
Vice President and Controller

MICHIGAN CONSOLIDATED GAS COMPANY
(Registrant)

/s/ Daniel G. Brudzynski

Daniel G. Brudzynski
Vice President and Controller

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Exhibit Index

Exhibit
Number	Description

99.1	Earnings Release of DTE Energy Company, dated May 2, 2003, containing reconciliation and representations required by Regulation G

99.2	Slide presentation of DTE Energy Company, dated May 2, 2003.

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